UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

Fly-E Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42122	92-0981080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

136-40 39th Avenue, Suite 202
Flushing, New York	11354
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 410-2770

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	FLYE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On October 30, 2026, Peapack Private Bank & Trust, formerly known as Peapack-Gladstone Bank (the “Lender”), submitted a complaint (the “Complaint”) to the Supreme Court of the State of New York, County of Queens, against Fly-E Group, Inc. (the “Company”), two of the Company’s subsidiaries as co-borrowers, certain corporate guarantors, and two individual guarantors, demanding payment of all amounts outstanding under the Company’s revolving credit facility with the Lender.

The Complaint relates to a Revolving Credit Note in the maximum principal amount of $5,000,000 and a Loan and Security Agreement, each dated August 5, 2024, among the Lender, as lender, and the Company and two of its subsidiaries, Fly E-Bike, Inc. and Fly EV, Inc., as borrowers (the “Credit Facility”). The obligations under the Credit Facility are secured by substantially all of the personal property of the borrowers and certain other subsidiaries of the Company, and are guaranteed by certain subsidiaries of the Company and by Zhou Ou, the Company’s Chief Executive Officer, and Ke Zhang. The Credit Facility matured on August 31, 2025, and the Lender subsequently agreed, under a Forbearance Agreement dated November 7, 2025, as amended on May 28, 2026, to forbear from exercising certain remedies through June 30, 2026.

The Complaint alleges, among other things, breaches of the Credit Facility and the related guaranties, and seeks recovery from the defendants, jointly and severally, of at least $3.9 million in outstanding principal, together with accrued interest (including at a post-forbearance rate of 15.375% per annum and default interest), late charges, and attorneys’ fees, costs and expenses. The Complaint also seeks possession of the collateral securing the obligations, following the Lender’s October 20, 2026 demand that the borrowers assemble and turn over such collateral.

The Company is reviewing the Complaint and evaluating its defenses and other available responses.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fly-E Group, Inc.

Date: November 4, 2026	By:	/s/ Zhou Ou
	Name:	Zhou Ou
	Title:	Chief Executive Officer

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